                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: May 1, 2002
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)

           Virginia                    001-15811             54-1959284
  (State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation or organization)    File Number)        Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136
        (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

        Attached is a copy of a press release issued by Markel Corporation on May 1, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1  Press Release dated May 1, 2002

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MARKEL CORPORATION



Date: May 1, 2002                      By: /s/ Darrell D. Martin
                                       -------------------------------------
                                    Name:  Darrell D. Martin
                                    Title: Executive Vice President and
                                           Chief Financial Officer